UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
Form 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT – June 25, 2026
(Date of earliest event reported)
HONEYWELL AEROSPACE INC.
(Exact name of Registrant as specified in its Charter)

Delaware	001-43173	39-4202057
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
1944 E Sky Harbor Cir N
Phoenix, Arizona	85034
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (800) 601-3099
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	HONA	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry Into a Material Definitive Agreement.
In connection with Honeywell International Inc.’s (“Honeywell”) previously announced plan to spin off its Aerospace Technologies business into an independent, publicly traded company (the “Spin-Off”), Honeywell Aerospace Inc. (the “Company” or “Honeywell Aerospace”) entered into the agreements, more fully described below, that set forth certain terms and conditions of the Spin-Off and provide a framework for the Company’s relationship with Honeywell following the Spin-Off, including the allocation between the Company and Honeywell of the Company’s and Honeywell’s assets, liabilities and obligations. On June 25, 2026, the Company and Honeywell Aerospace IP Holdings Inc., a wholly owned subsidiary of the Company, entered into a Trademark License Agreement (as described below) with Honeywell. On June 29, 2026, the Company entered into certain other definitive agreements with Honeywell, including a Separation and Distribution Agreement, Transition Services Agreement, Tax Matters Agreement, Employee Matters Agreement and Intellectual Property License Agreement (each as described below).
Immediately prior to the consummation of the Spin-Off, the Company was a wholly owned subsidiary of Honeywell. Effective as of 12:01 a.m., New York City time, on June 29, 2026, Honeywell completed the Spin-Off through a pro rata distribution (the “Distribution”) of all of the issued and outstanding shares of common stock of the Company, par value $0.01 per share (the “Company Common Stock”), to the holders of record of the issued and outstanding shares of common stock of Honeywell, par value $1.00 per share (the “Honeywell Common Stock”), on the basis of one share of Company Common Stock for every two shares of Honeywell Common Stock held by such Honeywell stockholders as of the close of business on June 15, 2026, which was the record date for the Distribution. The Company is now an independent public company, and Company Common Stock will commence trading “regular way” under the symbol “HONA” on the Nasdaq Stock Market LLC on June 29, 2026, with the CUSIP number 43849R105. Honeywell now operates as Honeywell Technologies.
Honeywell did not issue fractional shares of Company Common Stock in connection with the Distribution. Instead, the distribution agent will aggregate fractional shares into whole shares, sell the whole shares in the open market at prevailing market prices and distribute the aggregate cash proceeds (net of discounts and commissions) of the sales pro rata (based on the fractional share a holder would otherwise be entitled to receive) to each holder who otherwise would have been entitled to receive a fractional share in the Distribution. Recipients of cash in lieu of fractional shares will not be entitled to any interest on the amounts paid in lieu of fractional shares. Following the Spin-Off, Honeywell does not beneficially own any shares of Company Common Stock and will no longer consolidate the Company within Honeywell’s financial results.
Separation and Distribution Agreement
The Separation and Distribution Agreement sets forth, among other things, the Company’s agreement with Honeywell regarding the principal actions to be taken in connection with the Spin-Off. It also sets forth certain other terms and conditions of the Company’s ongoing relationship with Honeywell after the completion of the Spin-Off. A summary of certain terms and conditions of the Separation and Distribution Agreement can be found in the section entitled “Certain Relationships and Related Party Transactions—Agreements with Honeywell and Aerospace—Separation Agreement” in the Company’s Information Statement (the “Information Statement”), which is included as Exhibit 99.1 to the Company’s Current Report on Form 8-K that was filed with the U.S. Securities and Exchange Commission (the “SEC”) on June 15, 2026. Such summary is incorporated into this Item 1.01 by reference as if restated in full.
The foregoing description of the Separation and Distribution Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Separation and Distribution Agreement, a copy of which is filed as Exhibit 2.1 hereto and is incorporated into this Item 1.01 by reference.
Transition Services Agreement
The Transition Services Agreement governs certain transitional services that the Company and Honeywell and their respective affiliates will provide to each other on an interim, transitional basis. The services include global real
1

estate support, information technology support, finance administration support and human resources support and will be provided for a limited time (generally for not more than two years following the Spin-Off), and will be provided for specified fees, which are generally based on the cost of services provided. A summary of certain terms and conditions of the Transition Services Agreement can be found in the section entitled “Certain Relationships and Related Party Transactions—Agreements with Honeywell and Aerospace—Transition Services Agreement” in the Information Statement. Such summary is incorporated into this Item 1.01 by reference as if restated in full.
The foregoing description of the Transition Services Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Transition Services Agreement, a copy of which is filed as Exhibit 10.1 hereto and is incorporated into this Item 1.01 by reference.
Tax Matters Agreement
The Tax Matters Agreement governs the Company’s and Honeywell’s respective rights, responsibilities and obligations with respect to taxes (including responsibility for taxes, entitlement to refunds, allocation of tax attributes, preparation of tax returns, control of tax contests and other tax matters). The Tax Matters Agreement, among other things, provides special rules that allocate tax liabilities in the event either (i) the Distribution, together with certain related transactions, fails to qualify as a transaction that is generally tax-free for U.S. federal income tax purposes under Sections 355 and 368(a)(1)(D) of the Internal Revenue Code of 1986, as amended, or (ii) any internal reorganization transaction that is intended to qualify as a transaction that is generally tax-free fails to so qualify. A summary of certain terms and conditions of the Tax Matters Agreement can be found in the section entitled “Certain Relationships and Related Party Transactions—Agreements with Honeywell and Aerospace—Tax Matters Agreement” in the Information Statement. Such summary is incorporated into this Item 1.01 by reference as if restated in full.
The foregoing description of the Tax Matters Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Tax Matters Agreement, a copy of which is filed as Exhibit 10.2 hereto and is incorporated into this Item 1.01 by reference.
Employee Matters Agreement
The Employee Matters Agreement addresses certain employment and employee compensation and benefits matters as well as the allocation and treatment of certain assets and liabilities relating to employees and compensation and benefit plans and programs in which the Company’s employees participated prior to the Spin-Off. Except as specifically provided in the Employee Matters Agreement, the Company will generally be responsible for all employment and employee compensation and benefits-related liabilities relating to the Company’s employees, former employees and other service providers. A summary of certain terms and conditions of the Employee Matters Agreement can be found in the section entitled “Certain Relationships and Related Party Transactions—Agreements with Honeywell and Aerospace—Employee Matters Agreement” in the Information Statement. Such summary is incorporated into this Item 1.01 by reference as if restated in full.
The foregoing description of the Employee Matters Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Employee Matters Agreement, a copy of which is filed as Exhibit 10.3 hereto and is incorporated into this Item 1.01 by reference.
Intellectual Property License Agreement
Pursuant to the Intellectual Property License Agreement, each of the Company and Honeywell granted to the other non-exclusive, perpetual licenses under certain of the patents and other intellectual property rights owned by the licensing party or its group as of the Distribution, excluding rights in trademarks and certain other intellectual property rights addressed in separate agreements between the parties or their respective affiliates. A summary of certain terms and conditions of the Intellectual Property License Agreement can be found in the section entitled “Certain Relationships and Related Party Transactions—Agreements with Honeywell and Aerospace—Intellectual Property License

Agreement” in the Information Statement. Such summary is incorporated into this Item 1.01 by reference as if restated in full.
The foregoing description of the Intellectual Property License Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Intellectual Property License Agreement, a copy of which is filed as Exhibit 10.4 hereto and is incorporated into this Item 1.01 by reference.
Trademark License Agreement
Pursuant to the Trademark License Agreement, Honeywell granted to Honeywell Aerospace IP Holdings Inc. (the “Licensee”), a wholly owned subsidiary of the Company, a license to use “Honeywell Aerospace” and certain other trademarks in connection with the Aerospace business, and the Licensee may sublicense such rights to the Company and its subsidiaries, subject to certain restrictions. The agreement includes exclusivity terms with respect to the use of “Honeywell Aerospace” and certain other uses, subject to certain exceptions, including exceptions permitting Honeywell to continue to market and sell products and services under the “Honeywell” mark. The Trademark License Agreement includes customary quality control provisions to protect and preserve the goodwill associated with “Honeywell” and the other licensed marks. In exchange, the Licensee will pay Honeywell certain fees to use such trademarks over a specified period, and the Company provides a guarantee with respect to the Licensee’s obligations and liabilities under the agreement. A summary of certain terms and conditions of the Trademark License Agreement can be found in the section entitled “Certain Relationships and Related Party Transactions—Agreements with Honeywell and Aerospace—Trademark License Agreement” in the Information Statement, which summary is incorporated into this Item 1.01 by reference as if restated in full.
The foregoing description of the Trademark License Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Trademark License Agreement, a copy of which is filed as Exhibit 10.5 hereto and is incorporated into this Item 1.01 by reference.
Item 2.02     Results of Operations and Financial Condition.
On June 29, 2026, the Company made available certain unaudited supplemental quarterly financial information for the years ended December 31, 2025 and 2024. A copy of the supplemental information is attached hereto as Exhibit 99.1 and incorporated into this Item 2.02 by reference.
The information contained in Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes on Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of Section 18, and shall not be deemed to be incorporated by reference into any filing made under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as otherwise expressly stated in such filing.
Item 2.03    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth under Item 8.01 under the heading “Commercial Paper Program” below is incorporated by reference into this Item 2.03.
Item 3.03    Material Modification to Rights of Security Holders.
The information set forth in Item 5.03 of this Current Report on Form 8-K is incorporated into this Item 3.03 by reference.

Item 5.01    Changes in Control of Registrant.
Immediately prior to the consummation of the Spin‑Off, the Company was a wholly owned subsidiary of Honeywell. Effective as of 12:01 a.m., New York City time, on June 29, 2026, Honeywell completed the Spin‑Off through the Distribution.
As a result of the Distribution, the Company ceased to be a subsidiary of Honeywell and became an independent, publicly traded company. Honeywell no longer owns any shares of Company Common Stock, controls the Company or consolidates the Company in its financial results. No person or group acquired control of the Company in connection with the Distribution.
The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 5.01 by reference.
Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Resignation and Appointment of Directors
On June 11, 2026, when the Company’s Registration Statement on Form 10 filed with the SEC on March 3, 2026, as thereafter amended, was declared effective by the SEC, the members of the Company’s Board of Directors (the “Company Board”) consisted of Jake Wasserman, Thilo Huber and Pascal Desroches. Effective as of the consummation of the Spin-Off, Jake Wasserman and Thilo Huber resigned from their positions as directors on the Company Board. Pascal Desroches continues to serve as a member of the Company Board following the Spin-Off.
Until the annual stockholder meeting in 2030, the Company Board will be divided into three classes, with each class consisting, as nearly as possible, of one-third of the total number of directors. The directors designated as Class I directors will have terms expiring at the 2027 annual meeting of stockholders. The directors designated as Class II directors will have terms expiring at the 2028 annual meeting of stockholders. The directors designated as Class III directors will have terms expiring at the 2029 annual meeting of stockholders. At the 2027 annual meeting of stockholders, the Class I directors will be elected to terms expiring at the 2030 annual meeting of stockholders. Commencing with the 2028 annual meeting of stockholders until the Company Board is no longer classified, directors elected to succeed those directors whose terms then expire will be elected for a term of office to expire at the 2030 annual meeting of stockholders. Commencing with the 2030 annual meeting of stockholders, all directors will be elected annually and for a term of office to expire at the next annual meeting of stockholders, and the Company Board will thereafter no longer be divided into classes.
Vacancies occurring in the Company Board resulting from death, resignation, disqualification, removal or other cause shall be filled by the affirmative vote of a majority of the remaining directors then in office, even if less than a quorum of the Company Board, or by a sole remaining director. Any director elected in accordance with the preceding sentence shall hold office until the annual meeting of stockholders at which the full term of office of the class to which such director has been elected expires and until such director’s successor shall have been elected and qualified or until such director’s earlier death, resignation, disqualification or removal.
Subject to the rights of holders of preferred stock, if any, (i) until the 2030 annual meeting of stockholders (or such other time as the Company Board is no longer classified under the Delaware General Corporation Law (the “DGCL”)), Company stockholders may remove directors only for cause and only by the affirmative vote of the holders of at least 66 2/3% of Company stock outstanding and (ii) from and including the 2030 annual meeting of stockholders (or such other time as the Company Board is no longer classified under the DGCL), Company stockholders may remove directors with or without cause, only by the affirmative vote of the holders of a majority of Common stock outstanding.

As of June 29, 2026, upon the effectiveness of the Spin-Off, the Company Board was expanded to 11 members, with each of the following individuals serving on the Company Board in the classes noted below:

Name	Class	Position
Craig Arnold	III	Chairman of the Company Board
William Ayer	II	Director
James Currier	III	Director
D. Scott Davis	I	Director
David Denton	II	Director
Pascal Desroches	III	Director
Deborah Flint	I	Director
General (Retired) David Goldfein	I	Director
Mark Reuss	III	Director
The Honorable Dr. William B. Roper Jr.	II	Director
Michelle Seitz	II	Director
Biographical information on each member of the Company Board can be found in the Information Statement under the section entitled “Directors—Board of Directors Following the Distribution” which is incorporated into this Item 5.02 by reference as if restated in full. In addition, Mr. Denton will step down as the Executive Vice President and Chief Financial Officer of Pfizer Inc. on August 15, 2026 and will become the Executive Vice President and Chief Financial Officer of NIKE, Inc. on August 17, 2026.
In connection with their joining the Company Board, in addition to Pascal Desroches, who was previously appointed as a member and the chair of the Audit Committee as of June 14, 2026, certain other members of the Company Board were appointed to the Audit Committee, Compensation Committee, Nominating and Governance Committee and Special Program Oversight Committee of the Company Board effective as of the consummation of the Spin-Off. Effective as of the consummation of the Spin-Off on June 29, 2026:
•the Audit Committee consists of Pascal Desroches, David Denton, Mark Reuss, The Honorable Dr. William Roper Jr. and Michelle Seitz, with Pascal Desroches serving as the chair of the Audit Committee;
•the Compensation Committee consists of David Denton, William Ayer, D. Scott Davis, Pascal Desroches and Deborah Flint, with David Denton serving as the chair of the Compensation Committee;
•the Nominating and Governance Committee consists of William Ayer, Deborah Flint, D. Scott Davis, General (Retired) David Goldfein and Michelle Seitz, with William Ayer serving as the chair of the Nominating and Governance Committee; and
•the Special Program Oversight Committee consists of Craig Arnold, James Currier, General (Retired) David Goldfein, Mark Reuss and Dr. William Roper Jr., with Craig Arnold serving as the chair of the Special Program Oversight Committee.
Each of the non-employee directors of the Company will receive compensation for their service as a director or committee member in accordance with plans and programs more fully described in the Information Statement under the heading “Director Compensation” which is incorporated into this Item 5.02 by reference as if restated in full. Further, in connection with the Spin-Off and as referenced in the Information Statement under the heading “Director Compensation,” the Company adopted the Deferred Compensation Plan for Non-Employee Directors of Honeywell Aerospace Inc. (the “Director Deferred Compensation Plan”). The Director Deferred Compensation Plan provides for the mandatory deferral of a portion of the annual retainer of the directors as well as voluntary deferrals by the directors. Following the consummation of the Spin-Off, the Company’s director compensation program will be subject to the review by the Nominating and Governance Committee, which will make recommendations to the Company Board regarding the form and amount of non‑employee director compensation in accordance with its charter, with final approval by the Company Board. In connection with his appointment to serve as Chairman of the Company Board, Mr. Arnold will be granted on August 3, 2026 an award of restricted stock units under the 2026 Stock Incentive Plan of Honeywell Aerospace Inc. and its Affiliates (the “Stock Incentive Plan”) with a grant date value of $200,000, generally vesting in equal annual installments on each of the first three anniversaries of the grant date, subject to continued service.
There are no arrangements or understandings between any of the individuals listed above and any other person pursuant to which such individuals were selected as directors. There are no transactions involving any of the individuals listed above that would be required to be reported under Item 404(a) of Regulation S-K of the Securities Act.
Resignation and Appointment of Certain Executive Officers
Effective as of the consummation of the Spin-Off, Anne Madden resigned from her position as the Company’s President, Jake Wasserman resigned from his position as the Company’s Secretary and Thilo Huber resigned from his position as the Company’s Treasurer.
Effective as of the consummation of the Spin-Off, the following individuals are now serving as executive officers of the Company in the positions noted below:

Name	Position
James Currier	President and Chief Executive Officer
Joshua Jepsen	Senior Vice President and Chief Financial Officer
John Donofrio	Senior Vice President, General Counsel and Corporate Secretary
Robert Buddecke	President and Chief Executive Officer, Electronic Solutions
David Marinick	President and Chief Executive Officer, Engines & Power Systems
Richard DeGraff	President and Chief Executive Officer, Controls Systems
Karen Arlak	Senior Vice President, Chief Human Resources Officer
Biographical information on each of the executive officers is more fully described in the Information Statement under the heading “Management—Executive Officers Following the Distribution.” Compensation information for the Company’s named executive officers can be found in the Company’s Information Statement under the section entitled “Compensation Discussion and Analysis.” These sections are hereby incorporated by reference into this Item 5.02.
Effective as of the consummation of the Spin-Off, William Lautar, age 44, was appointed to serve as Vice President, Controller and Chief Accounting Officer of the Company. Since April 2026, Mr. Lautar has served as Assistant Controller of Honeywell Aerospace, where he has led controllership functions including SEC reporting, technical accounting and policy, internal controls and governance, corporate consolidations and statutory accounting operations. Prior to that role, Mr. Lautar served as Segment Controller for the Aerospace Technologies business of Honeywell from 2024 to 2026, where he led controllership activities in connection with the separation of the Aerospace Technologies business into a standalone public company and the preparation of carve‑out financial statements filed with the SEC. Mr. Lautar previously served as Assistant Segment Controller, Aerospace at Honeywell from 2022 to 2024. Prior to joining Honeywell, Mr. Lautar held a series of finance and controllership roles at General Electric from 2015 to 2022, including Global Business Controller positions across multiple industrial businesses. He began his career at Deloitte & Touche LLP. Mr. Lautar is a Certified Public Accountant and holds a Master of Accountancy and a Bachelor of Science in Economics and Accounting from Miami University.
In connection with his appointment, Mr. Lautar’s compensation was adjusted to reflect an annual base salary of $400,000, a target bonus opportunity of 50% of annual base salary (i.e., $200,000) and a target long-term incentive opportunity of $400,000. In addition, Mr. Lautar will be granted on August 3, 2026 an award of restricted stock units under the Stock Incentive Plan with a grant date value of $300,000, generally vesting 50% on each of the second and third anniversaries of the grant date, subject to continued service.
Except as described above, there are no transactions or proposed transactions in which the Company is or was a participant and in which Mr. Lautar has or will have a direct or indirect material interest subject to disclosure under Item 404(a) of Regulation S-K. There are no family relationships, as defined in Item 401 of Regulation S-K, between Mr. Lautar and any director, executive officer, or person nominated or chosen by the Company to become a director or executive officer.
Adoption of Plans
Further, in connection with the Spin-Off and as described in the Information Statement under the heading “Compensation Discussion and Analysis,” the Company adopted the Stock Incentive Plan and the Honeywell Aerospace Inc. Severance Plan for Designated Officers (the “Severance Plan”). The foregoing description of the Stock Incentive Plan, the Severance Plan and the Director Deferred Compensation Plan does not purport to be complete and is subject to, and qualified in its entirety by, the full text of each such plan, copies of which are filed as Exhibits 10.6, 10.7 and 10.8, respectively, hereto and are incorporated into this Item 5.02 by reference.
Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
Effective as of June 29, 2026, the amended and restated certificate of incorporation of the Company was amended and restated (the “Second Amended and Restated Certificate of Incorporation”) and the by-laws of the Company were amended and restated (the “Amended and Restated By-Laws”). A description of the material provisions of the Second Amended and Restated Certificate of Incorporation and the Amended and Restated By-Laws can be found in the Information Statement under the section entitled “Description of Aerospace Capital Stock,” which is incorporated into this Item 5.03 by reference as if restated in full.
The foregoing description of the Second Amended and Restated Certificate of Incorporation and Amended and Restated By-Laws does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Second Amended and Restated Certificate of Incorporation and the Amended and Restated By-Laws, copies of which are filed as Exhibits 3.1 and 3.2, respectively, hereto and are incorporated into this Item 5.03 by reference.
Item 5.05    Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.
In connection with the Spin-Off, the Company Board adopted a Code of Business Conduct. A copy of the Company’s Code of Business Conduct is available under the “Governance” section of the Company’s website at investor.honeywellaerospace.com. Except with respect to the Company’s Code of Business Conduct, information on the website is not deemed included or incorporated by reference into this Current Report on Form 8-K.
Item 7.01    Regulation FD Disclosure.
On June 29, 2026, the Company issued a press release (the “Company Press Release”) announcing, among other things, the completion of the Spin-Off. A copy of the Company Press Release is attached hereto as Exhibit 99.2 and is incorporated into this Item 7.01 by reference.
The information contained in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.2 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of Section 18, and shall not be deemed to be incorporated by reference into any filing made under the Securities Act or the Exchange Act, except as otherwise expressly stated in such filing.

Item 8.01    Other Events.
Corporate Governance Guidelines
In connection with the Spin-Off, the Company Board adopted Corporate Governance Guidelines designed to assist the Company and the Company Board in implementing effective corporate governance practices. A copy of the Company’s Corporate Governance Guidelines is available under the “Investor Relations” section of the Company’s website at investor.honeywellaerospace.com. Except with respect to the Company’s Corporate Governance Guidelines, information on the website is not deemed included or incorporated by reference into this Current Report on Form 8-K.
Commercial Paper Program
On June 29, 2026, the Company established a commercial paper program under which the Company may issue unsecured commercial paper notes (the “Notes”) from time to time up to a maximum aggregate face or principal amount of $4.0 billion outstanding at any time. Amounts available under the program may be borrowed, repaid and reborrowed from time to time. The maturities of the Notes may vary, but will not exceed 397 days from the date of issue. The proceeds of the Notes will be used for general corporate purposes. The Notes will be sold on customary terms in the U.S. commercial paper market on a private placement basis.
The Notes have not been and will not be registered under the Securities Act or state securities laws and may not be offered or sold in the U.S. absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state securities laws. The information contained in this Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy any Notes.
Item 9.01    Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit Number	Exhibit Description

2.1	Separation and Distribution Agreement, dated as of June 29, 2026, by and between Honeywell International Inc. and Honeywell Aerospace Inc.#
3.1	Second Amended and Restated Certificate of Incorporation of Honeywell Aerospace Inc.
3.2	Amended and Restated By-Laws of Honeywell Aerospace Inc., dated as of June 29, 2026
10.1	Transition Services Agreement, dated as of June 29, 2026, by and between Honeywell International Inc. and Honeywell Aerospace Inc.#
10.2	Tax Matters Agreement, dated as of June 29, 2026, by and between Honeywell International Inc. and Honeywell Aerospace Inc.#
10.3	Employee Matters Agreement, dated as of June 29, 2026, by and between Honeywell International Inc. and Honeywell Aerospace Inc.#
10.4	Intellectual Property License Agreement, dated as of June 29, 2026, by and between Honeywell International Inc. and Honeywell Aerospace Inc.#
10.5	Trademark License Agreement, dated as of June 25, 2026, by and between Honeywell International Inc., Honeywell Aerospace IP Holdings Inc. and Honeywell Aerospace Inc.#
10.6	2026 Stock Incentive Plan of Honeywell Aerospace Inc. and its Affiliates
10.7	Honeywell Aerospace Inc. Severance Plan for Designated Officers
10.8	Deferred Compensation Plan for Non-Employee Directors of Honeywell Aerospace Inc.
10.9	Form of Director Restricted Stock Unit Award Agreement under the 2026 Stock Incentive Plan of Honeywell Aerospace Inc. and its Affiliates
99.1	Unaudited Supplemental Historical Quarterly Financial Information

99.2	Press Release of Honeywell Aerospace Inc., dated as of June 29, 2026
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)
____________
#         Schedules and/or exhibits have been omitted from this filing pursuant to Item 601(a)(5) of Regulation S-K. The Registrant agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 29, 2026	HONEYWELL AEROSPACE INC.
	By:	/s/ John Donofrio
John Donofrio
Senior Vice President, General Counsel and Corporate Secretary